OLD WESTBURY FUNDS, INC.
Old Westbury Small & Mid Cap Fund

(the “Fund”)

Supplement dated August 8, 2016 to the
Prospectus dated March 1, 2016

This Supplement updates, and should be read in conjunction with, the information provided in the Fund’s Prospectus dated March 1, 2016.

IMPORTANT NOTICE REGARDING NEW INVESTMENT SUB-ADVISER

At a meeting held on July 27, 2016, the Board of Directors approved the appointment of Martingale Asset Management, L.P. (“Martingale”) as a sub-adviser to the Fund.

Accordingly, effective immediately:

•	The following paragraph is added after the last paragraph under the heading “Management of the Fund - Portfolio Managers and Sub-Advisers” beginning on page 13:

Martingale is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of Bessemer Investment Management LLC (the “Adviser”). Messrs. William E. Jacques, James M. Eysenbach and Samuel Nathans have been the portfolio managers of Martingale’s portion of the Fund since August 9, 2016.

•	The following paragraph is added after the ninth paragraph under the section entitled “WHO MANAGES THE FUNDS? - Sub-Advisers” beginning on page 39:

Martingale, located at 222 Berkeley Street, 19th Floor, Boston, Massachusetts 02116, is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. As of June 30, 2016, Martingale’s assets under management totaled approximately $5.958 billion. Martingale’s fee is based on the assets that Martingale is responsible for managing. The fee Martingale receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

•	The following paragraphs are added after the tenth paragraph under the section entitled “WHO MANAGES THE FUNDS? – Portfolio Managers – Small & Mid Cap Fund” beginning on page 42:

Mr. William E. Jacques serves as President and Chief Executive Officer of Martingale. Mr. Jacques is a founder of Martingale. From 1987 through 2015, he served as Chief Investment Officer before assuming his current role.

Mr. James M. Eysenbach serves as Chief Investment Officer at Martingale, having joined Martingale in 2004. He was promoted to Director of Research in 2008, and became Chief Investment Officer in 2016.

Mr. Samuel Nathans serves as Senior Vice President and Senior Portfolio Manager. Mr. Nathans joined Martingale in 1999.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

A21-SUPP0816	Old Westbury Funds, Inc.